Principal Funds, Inc.
Supplement dated August 25, 2026
to the Prospectus dated March 1, 2026
(as previously supplemented)

This supplement updates information contained in the Prospectus. Please retain this supplement for future reference.
NOTICE: Effective immediately, Multi-Sector Income Fund (formerly Diversified Income Fund) (the “Fund”) will no longer be offered through the combined Prospectus dated March 1, 2026, as supplemented. All references to the Fund in the Prospectus dated March 1, 2026, as supplemented, are removed.
In seeking information about the Fund, existing shareholders and prospective eligible investors should refer to the Fund’s Prospectus dated August 25, 2026, and Statement of Additional Information dated March 1, 2026, as amended and restated August 25, 2026.
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